                            Schedule 14A Information
                                 Proxy Statement
        Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
      [ ] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
      [ ] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [X] Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                        Integrated Circuit Systems, Inc.
                         2435 Boulevard of the Generals
                                  P.O. Box 968
                           Valley Forge, Pennsylvania
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               Stavro E. Prodromou
                              14975 Page Mill Road
                           Los Altos, California 94022
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing Fee (Check the appropriate box):

      [X]  No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           1) Title of each class of securities to which transaction applies:

           2) Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           4) Proposed maximum aggregate value of transaction:

           5) Total fee paid:

      [ ]  Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1) Amount Previously Paid:

           2) Form, Schedule or Registration Statement No.:

           3) Filing Party:
              Ehmann, Van Denbergh & Trainor, P.C.
              Two Penn Center Plaza, Suite 725, Philadelphia, Pennsylvania 19102

           4) Dated Filed:
              November 25, 1998

                        Integrated Circuit Systems, Inc.

                                 (NASDAQ: ICST)
                               Shareholders' Slate

Notice: This presentation contains historical information that has been derived from public sources or other sources that have placed no restrictions on its use or disclosure. The Shareholders' Slate nominees have made every reasonable effort to exclude any ICS Confidential Information of which any of them might be in possession. Any non-historical statements or plans herein claim the safe harbor protection for forward looking statement.

                                 Agenda

o   Company Background
    -  revenue & EPS, share price, PR/IR
o   Status today
o   Strategic Alternatives
    - Internal growth
    - Alliances
    - M&A Prospects
o   Improving Share Value
o   Director Nominees and experience

                                   Background
o    60% growth in FY98 over prior year.
o    60% drop in share price since 3/98.
o    'Interim' management for 16 of past 28 months. Four CEO's in past 3 years!
o    News blackout of past seven months continues (e.g. Philadelphia Bus.
     Journal)

                             ICST Share Price '94-'98

Jan-94         14
Mar-94         14
May-94         13
Jul-94         12
Sep-94         10
Nov-94         10
Jan-95          8
Mar-95         11
May-95         11
Jul-95         14
Sep-95         16
Nov-95         14
Jan-96          9
Mar-96         11
May-96         12
Jul-96         12
Sep-96         10
Nov-96         11
Jan-97         12
Mar-97         14
May-97         15
Jul-97         20
Sep-97         25
Nov-97         35
Jan-98         25
Mar-98         22
May-98         25
Jul-98         21
Sep-98         17
Nov-98         10

                               Revenue & Earnings

           Q3'96 Q4'96 Q1'97 Q2'97 Q3'97 Q4'97 Q1'98 Q2'98 Q3'98 Q4'98 Q1'99

Rev($MM)     15    20    21    28    25    30    39    42    42    35    32
EPS($.00)   (15)    5     6    22    28    33    39    45    48    32    32

                                 Press Releases*


Q1-Q397             3
Q497-Q398          25
Q-498-Now           4

* Excludes financial and other mandatory announcements of material information

                           New Product Announcements

Q1-Q397             1
Q497-Q398           7
Q-498-Now           0

                                 Current Status

o Poor investor and analyst relations.
o Lack of confidence in management.
o BOD rewarded management while stock price collapsed.
o Board "consulting contracts" in addition to generous fees approved by shareholders.
o Still no permanent CEO appointed.
o Only change: election of Gassner as COB.

                             Strategic Alternatives

o Internal Growth
o Profit Improvement
o Alliances
o M&A Prospects

                                 Internal Growth

o ICST Market Opportunities:
  - Personal computers (desktop, mobile)
  - Home digital appliances; set-top boxes
  - Peripherals & Displays
  - High speed I/O (e.g. Firewire)
  - Data communications (e.g. gigabit ethernet)
  - Wireless (cell, cordless)
o Mixed Signal CMOS Expertise:
  - PLL patents
  - Gigahertz cell library
  - CAE Tools for mixed signal CMOS

Profit & Cash Flow Improvement

o New products: on-time execution
o Better leverage from R&D spending
  - modern tools: CAE, CAD
  - alliances with IP leaders
o Reduced overhead spending
o Improved systems for asset utilization
  - inventory: 6.3 turns vs. 9.6 for PMCS
  - receivables: 53 DSO vs. 42 for PMCS
o Optimum facilities usage (VF, SJ)

                                    Alliances
o ICST is now disconnected from technology leaders in related fields.
o Unclear strategic plan or vision:
  - data communications
  - wireless
  - LCD graphics
o ICST badly needs customer and IP alliances

                                  Acquisitions

o Technology access
  - small private or public companies with strong IP in high growth markets
o Revenue & cash flow candidates
  - in served markets, with synergy possibilities
  - non-dilutive
o Supplement internal growth rate to +25%

                                 Merger or Sale

o ICST is dramatically undervalued:
  - P/S 1.3, P/E 9.5
o Best prospects for fair value on acquisition or merger are companies that need ICSTs:
  - market access
  - technology complement
  - operational synergy
  - fab absorption or profit
o Low P/E condition is not ideal to draw fair offers.

                             Improving Share Value

o Restore confidence for recovery of P/E ratio.
o Expanded analyst coverage; improved IR.
o Regain positive revenue growth momentum.
o Hire experienced semiconductor CEO.
o Execute & possibly extend stock repurchase plan.
o Increase BOD size (5+2); greater outsider control.
o Align BOD & mgmt. interests with shareholders.
o Repeal BOD "goodies".

                                 Improved IR/PR

o Re-build relationships with current analysts.
o Re-engage lost and additional analysts.
o Hire IR/PR managers (from 0/0 now).
o Presentations at investor conferences.
o Quarterly road shows with PM/MM.
o Regular press release schedule (6-9/Q).
o Improved web site access for investors.

                               Director Nominees

o Anthony J. Ley
  - Chairman, President & CEO, Harmonic Lightwaves Inc. (HLIT)
  - Schlumberger, Fairchild

o Stav Prodromou, Ph.D.
  - President & CEO Peregrine Semiconductor Corp.
  - Former President & CEO, Integrated Circuit Systems, Inc. (ICST)
  - Poqet, Fairchild, Texas Instruments, GE

o G. Wesley Patterson, Ph.D.
  - President & CEO, Chromatic Research, Inc.
  - Xilinx, VLSI Technology, Motorola, GE

o John W. White
  - Ret'd. VP & CIO, Compaq Computer Corp. (CPQ)
  - Texas Instruments, EDS

                              Nominee Experience*


                  --------------------------------------
                    Computer    Semi.        Other
--------------------------------------------------------
Ley                    X          X         Comm's.
--------------------------------------------------------
Prodromou              X          X         Comm's.
--------------------------------------------------------
Patterson              X          X         CAD/CAE
--------------------------------------------------------
White                  X          X        Software
--------------------------------------------------------
                                  X       Electronics   Boreen
                  -------------------------------------------------------
                       X                   Software     Esber
                  -------------------------------------------------------
                                          Connectors    Gassner
                  -------------------------------------------------------
                                          USAF/Lobby    Pickitt
                  -------------------------------------------------------

* Based on information provided in respective proxy statements.

                         A Clear Choice for Shareholders


o Choose the current directors based on their record of the past eight months,
                              OR

o    Choose the Shareholders' Slate that is dedicated to increasing share value.

                              Questions? Comments?







                                   Thank you!